Exhibit 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP and As Reconciled)
(Amounts in Millions, except per share figures)
(Unaudited)

	2008	2007	2008	2007
	1st Qtr	1st Qtr	1st Qtr	1st Qtr	1st Qtr vs.
	U.S.	U.S.	* As	* As	1st Qtr
	GAAP	GAAP	Reconciled	Reconciled	As
	$	$	$	$	Reconciled
Net sales 1/	4,657	2,975	4,657	2,975	56%

Cost of sales	2,137	937	1,449	937	55%

Gross profit	2,520	2,038	3,208	2,038	57%

Selling, general and administrative	1,676	1,213	1,675	1,213	38%
Research and development	880	707	878	611	44%
Other expense/(income), net	95	(48)	112	(45)	*
Special and acquisition-related charges	23	1	—	—	*
Equity income	(517)	(487)	(517)	(487)	6%

Income before income taxes	363	652	1,060	746	42%

Income tax expense	72	87	160	87	84%

Net income	291	565	900	659	37%

Preferred stock dividends	38	22	38	22	73%

Net income available to common shareholders	253	543	862	637	35%

Diluted earnings per common share	0.15	0.36	0.53	0.42	26%

Avg. shares outstanding- diluted	1,637	1,571	1,637	1,571

Ratios to net sales

Net sales	100.0%	100.0%	100.0%	100.0%

Cost of sales	45.9%	31.5%	31.1%	31.5%

Gross margin	54.1%	68.5%	68.9%	68.5%

Selling, general and administrative	36.0%	40.8%	36.0%	40.8%

Research and development	18.9%	23.8%	18.9%	20.5%

Income before income taxes	7.8%	21.9%	22.8%	25.1%

Net income	6.2%	19.0%	19.3%	22.2%

1/	Net sales for the three months ended March 31, 2008 includes sales of Organon BioSciences (OBS) of $1.3 billion.

*	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items. See Non-GAAP Reconciliation tables posted on the Schering-Plough website at www.Schering-Plough.com under “Investor Relations/Financial Highlights”
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP)
(Amounts in Millions, except per share figures)
(Unaudited)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Net sales 1/	4,657					2,975	3,178	2,812	3,724	12,690	56%

Cost of sales 2/	2,137					937	977	925	1,566	4,405	128%

Gross profit	2,520					2,038	2,201	1,887	2,158	8,285	24%

Selling, general and administrative	1,676					1,213	1,358	1,262	1,634	5,468	38%
Research and development 3/	880					707	696	669	855	2,926	24%
Acquired in-process research and development 4/	—					—	—	—	3,754	3,754	*
Other expense/(income), net 5/	95					(48)	(16)	(390)	(231)	(683)	*
Special and acquisition-related charges 6/	23					1	11	20	52	84	*
Equity income	(517)					(487)	(490)	(506)	(566)	(2,049)	6%

Income/(loss) before income taxes	363					652	642	832	(3,340)	(1,215)	(44%)

Income tax expense/(benefit) 7/	72					87	103	82	(14)	258	*

Net income/(loss)	291					565	539	750	(3,326)	(1,473)	(48%)

Preferred stock dividends	38					22	22	37	38	118	73%

Net income/(loss) available to common shareholders	253					543	517	713	(3,364)	(1,591)	(53%)

Diluted earnings/(loss) per common share	0.15					0.36	0.34	0.45	(2.08)	(1.04)

Avg. shares outstanding- diluted	1,637					1,571	1,587	1,622	1,621	1,536
Actual shares outstanding	1,621					1,489	1,496	1,620	1,621	1,621

Ratios to net sales

Net sales	100.0%					100.0%	100.0%	100.0%	100.0%	100.0%

Cost of sales	45.9%					31.5%	30.7%	32.9%	42.1%	34.7%

Gross margin	54.1%					68.5%	69.3%	67.1%	57.9%	65.3%

Selling, general and administrative	36.0%					40.8%	42.7%	44.9%	43.9%	43.1%

Research and development	18.9%					23.8%	21.9%	23.8%	23.0%	23.1%

Income/(loss) before income taxes	7.8%					21.9%	20.2%	29.6%	(89.7%)	(9.6%)

Net income/(loss)	6.2%					19.0%	17.0%	26.7%	(89.3%)	(11.6%)

*	Not a meaningful percentage

Note: The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the “Equity income” and are borne by the overall cost structure of Schering-Plough.

1/	Net sales for the three months ended March 31, 2008 includes sales of Organon BioSciences (OBS) of $1.3 billion. Net sales for the twelve months ended December 31, 2007, includes $626 million of OBS sales as of the November 19, 2007 close of the acquisition through December 31, 2007.

2/	Cost of sales for the three months ended March 31, 2008 includes purchase accounting adjustments of $688 million related to the acquisition of OBS. Cost of sales for the twelve months ended December 31, 2007 includes purchase accounting adjustments of $326 million related to the acquisition of OBS.

3/	Research and development for the three months ended March 31, 2007 includes $96 million related to upfront R&D payments. Research and development for the twelve months ended December 31, 2007 includes $197 million related to upfront R&D payments.

4/	Acquired in-process research and development for the twelve months ended December 31, 2007 represents a charge of $3.8 billion in connection with the acquisition of OBS.

5/	See schedule on page 10 for components of other expense/(income), net.

6/	Special and acquisition-related charges for the three months ended March 31, 2008 and 2007 was $23 million and $1 million, respectively, related to the acquisition of OBS. Special and acquisition-related charges for the twelve months ended December 31, 2007 reflects $84 million related to the acquisition of OBS.

7/	Tax expense or benefit for all periods presented primarily relates to foreign taxes as the Company did not recognize the benefit of U.S. tax operating losses. Included in income tax expense/(benefit) for the three months ended March 31, 2008 and December 31, 2007 is income tax benefit of $91 million and $89 million, respectively, related to purchase accounting adjustments.

Note: Net sales includes a 7% favorable impact from foreign exchange.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
ANALYSIS OF NET SALES AND ADJUSTED NET SALES
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Cholesterol Joint Venture:	1,216					1,150	1,248	1,277	1,443	5,119	6%
U.S.	851					897	958	969	1,071	3,894	(5%)
International	365					253	290	308	372	1,225	44%

50% of Cholesterol Joint Venture:	607					575	624	639	722	2,559	6%

Human Prescription Pharma (1):	3,557					2,398	2,520	2,291	2,963	10,173	48%
U.S.	975					802	771	709	855	3,138	22%
International	2,582					1,596	1,749	1,582	2,108	7,035	62%

Animal Health (2):	723					232	264	248	507	1,251	211%
U.S.	131					58	58	63	99	278	125%
International	592					174	206	185	408	973	240%

Consumer Health Care	377					345	394	273	254	1,266	9%

Consolidated GAAP Net Sales:	4,657					2,975	3,178	2,812	3,724	12,690	56%
U.S.	1,453					1,179	1,195	1,028	1,194	4,597	23%
International	3,204					1,796	1,983	1,784	2,530	8,093	78%

Adjusted Net Sales:	5,264					3,550	3,802	3,451	4,446	15,249	48%

(1)	Human Prescription Pharma net sales for the three months ended March 31, 2008 includes $861 million of sales of Organon, the human health segment of Organon BioSciences. Human Prescription Pharma for both the fourth quarter and full year 2007 include $409 million of Organon sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Animal Health net sales for the three months ended March 31, 2008 includes $454 million of sales of Intervet, the animal health segment of Organon BioSciences. Animal Health for both the fourth quarter and full year 2007 include $217 million of Intervet sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE NET SALES
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Global ZETIA: 1/	588					544	605	606	680	2,436	8%

U.S.	395					408	424	443	489	1,764	(3%)
International	193					136	181	163	191	672	41%

Global VYTORIN: 1/	647					616	683	684	778	2,761	5%

U.S.	456					489	534	526	582	2,130	(7%)
International	191					127	149	158	196	631	50%

Global Cholesterol: 1/	1,235					1,160	1,288	1,290	1,458	5,197	6%

U.S.	851					897	958	969	1,071	3,894	(5%)
International	384					263	330	321	387	1,303	46%

1/	Substantially all sales of cholesterol products are not included in Schering-Plough’s net sales. Global franchise sales include sales under the Merck/Schering-Plough joint venture, plus any sales that are not part of the joint venture, such as Schering-Plough sales of cholesterol products in Latin America and Japan. In Japan, Schering-Plough co-markets Zetia with Bayer HealthCare. Zetia was launched in Japan in June 2007. In the first quarter of 2008 and 2007, sales in non-joint venture territories of the cholesterol franchise totaled $19 million and $10 million, respectively. For the twelve months of 2007 sales in non-joint venture territories of the cholesterol franchise totaled $78 million.
The results of the operation of the joint venture are reflected in equity income. As a result, Schering-Plough’s gross margin and ratios of selling, general and administrative expenses and R&D expenses as a percentage of sales do not reflect the benefit of the impact of the cholesterol joint venture’s operating results.
Schering-Plough utilizes the equity method of accounting in recording its share of activity from the Merck/Schering-Plough cholesterol joint venture. Schering-Plough’s net sales do not include the sales of the joint venture. The cholesterol joint venture agreements provide for the sharing of operating income generated by the joint venture based upon percentages that vary by product, sales level and country. Either company’s share of the joint venture’s income from operations is subject to a reduction if that company fails to perform a specified minimum number of physician details in a particular country. The companies agree annually to the minimum number of physician details by country.
In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 million of annual ZETIA sales. As such, Schering-Plough’s share of operating income from the joint venture in the first fiscal quarter is generally higher than subsequent quarters.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	Global Prescription Pharma			U.S.			International
	2008	2007		2008	2007		2008	2007
	1st	1st	1st Qtr	1st	1st	1st Qtr	1st	1st	1st Qtr
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$1st Qtr	$		$1st Qtr	$		$1st Qtr
Human Prescription Pharma:	3,557	2,398	48%	975	802	22%	2,582	1,596	62%

REMICADE	507	373	36%	—	—	—	507	373	36%
NASONEX	307	284	8%	172	177	(3%)	135	107	27%
TEMODAR	236	196	20%	80	74	8%	156	122	28%
PEGINTRON	225	217	4%	39	49	(19%)	186	168	11%
CLARINEX / AERIUS	213	204	4%	76	91	(16%)	137	113	21%
FOLLISTIM/PUREGON (2)	145	—	N/M	44	—	N/M	101	—	N/M
AVELOX	142	115	24%	142	115	24%	—	—	-
CLARITIN RX	128	112	14%	—	—	—	128	112	14%
NUVARING (2)	96	—	N/M	54	—	N/M	42	—	N/M
INTEGRILIN	74	84	(13%)	69	80	(14%)	5	4	11%
CAELYX	74	62	20%	—	—	—	74	62	20%
REMERON (2)	68	—	N/M	4	—	N/M	64	—	N/M
ZEMURON (2)	63	—	N/M	34	—	N/M	29	—	N/M
REBETOL	59	71	(17%)	—	—	—	59	71	(17%)
INTRON A	55	60	(8%)	27	31	(13%)	28	29	(2%)
SUBUTEX / SUBOXONE	54	56	(4%)	—	—	—	54	56	(4%)
PROVENTIL / ALBUTEROL CFC	50	53	(5%)	50	53	(5%)	—	—	-
ELOCON	45	36	23%	—	—	—	45	36	24%
LIVIAL (2)	45	—	N/M	—	—	—	45	—	N/M
CERAZETTE (2)	44	—	N/M	—	—	—	44	—	N/M
MERCILON (2)	43	—	N/M	1	—	N/M	42	—	N/M
ASMANEX	42	43	(1%)	39	40	(2%)	3	3	-
IMPLANON (2)	38	—	N/M	11	—	N/M	27	—	N/M
MARVELON (2)	37	—	N/M	2	—	N/M	35	—	N/M
NOXAFIL	34	16	115%	9	6	68%	25	10	141%
FORADIL	25	26	(3%)	24	25	(3%)	1	1	-

(1)	Human Prescription Pharma net sales for the three months ended March 31, 2008 includes $861 million of sales of Organon, the human health segment of Organon BioSciences. U.S. Pharma and International Pharma include Organon sales of $190 million and $671 million, respectively.

(2)	Products acquired in OBS acquisition on November 19, 2007.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Human Prescription Pharma (1):	3,557					2,398	2,520	2,291	2,963	10,173	48%

REMICADE	507					373	394	426	455	1,648	36%
NASONEX	307					284	295	242	271	1,092	8%
TEMODAR	236					196	216	215	234	861	20%
PEGINTRON	225					217	234	221	239	911	4%
CLARINEX / AERIUS	213					204	250	171	174	799	4%
FOLLISTIM/PUREGON (2)	145					—	—	—	57	57	N/M
AVELOX	142					115	75	78	115	384	24%
CLARITIN RX	128					112	102	83	93	391	14%
NUVARING (2)	96					—	—	—	45	45	N/M
INTEGRILIN	74					84	78	78	91	332	(13%)
CAELYX	74					62	65	64	66	257	20%
REMERON (2)	68					—	—	—	33	33	N/M
ZEMURON (2)	63					—	—	—	25	25	N/M
REBETOL	59					71	74	60	71	277	(17%)
INTRON A	55					60	55	61	57	233	(8%)
SUBUTEX / SUBOXONE	54					56	52	55	57	220	(4%)
PROVENTIL / ALBUTEROL CFC	50					53	61	52	41	207	(5%)
ELOCON	45					36	43	40	37	156	23%
LIVIAL (2)	45					—	—	—	24	24	N/M
CERAZETTE (2)	44					—	—	—	20	20	N/M
MERCILON (2)	43					—	—	—	18	18	N/M
ASMANEX	42					43	42	36	41	162	(1%)
IMPLANON (2)	38					—	—	—	15	15	N/M
MARVELON (2)	37					—	—	—	20	20	N/M
NOXAFIL	34					16	20	24	29	89	115%
FORADIL	25					26	26	25	25	102	(3%)

(1)	Human Prescription Pharma net sales for the three months ended March 31, 2008 includes $861 million of sales of Organon, the human health segment of Organon BioSciences. Human Prescription Pharma for both the fourth quarter and full year 2007 include $409 million of Organon sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Total U.S. Pharma (1):	975					802	771	709	855	3,138	22%
NASONEX	172					177	175	153	162	667	(3%)
TEMODAR	80					74	79	79	83	315	8%
PEGINTRON	39					49	46	46	42	183	(19%)
CLARINEX / AERIUS	76					91	106	83	82	362	(16%)
FOLLISTIM/PUREGON (2)	44					—	—	—	14	14	N/M
AVELOX	142					115	75	78	115	384	24%
NUVARING (2)	54					—	—	—	26	26	N/M
INTEGRILIN	69					80	73	73	85	312	(14%)
REMERON (2)	4					—	—	—	2	2	N/M
ZEMURON (2)	34					—	—	—	10	10	N/M
INTRON A	27					31	28	29	28	117	(13%)
PROVENTIL / ALBUTEROL CFC	50					53	61	52	41	207	(5%)
MERCILON (2)	1					—	—	—	—	—	N/M
ASMANEX	39					40	39	34	38	152	(2%)
IMPLANON (2)	11					—	—	—	3	3	N/M
MARVELON (2)	2					—	—	—	2	2	N/M
NOXAFIL	9					6	7	8	10	31	68%
FORADIL	24					25	25	24	24	98	(3%)

(1)	U.S. Pharma net sales for the three months ended March 31, 2008 includes $190 million of sales of Organon, the human health segment of Organon BioSciences. U.S. Pharma for both the fourth quarter and full year 2007 include $84 million of Organon sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Total International Pharma (1):	2,582					1,596	1,749	1,582	2,108	7,035	62%
REMICADE	507					373	394	426	455	1,648	36%
NASONEX	135					107	120	89	109	425	27%
TEMODAR	156					122	137	136	151	546	28%
PEGINTRON	186					168	188	175	197	728	11%
CLARINEX / AERIUS	137					113	144	88	92	437	21%
FOLLISTIM/PUREGON (2)	101					—	—	—	43	43	N/M
CLARITIN RX	128					112	102	83	93	391	14%
NUVARING (2)	42					—	—	—	19	19	N/M
INTEGRILIN	5					4	5	5	6	20	11%
CAELYX	74					62	65	64	66	257	20%
REMERON (2)	64					—	—	—	31	31	N/M
ZEMURON (2)	29					—	—	—	15	15	N/M
REBETOL	59					71	73	59	70	273	(17%)
INTRON A	28					29	27	32	29	116	(2%)
SUBUTEX / SUBOXONE	54					56	52	55	57	220	(4%)
ELOCON	45					36	43	40	39	158	24%
LIVIAL (2)	45					—	—	—	24	24	N/M
CERAZETTE (2)	44					—	—	—	20	20	N/M
MERCILON (2)	42					—	—	—	18	18	N/M
ASMANEX	3					3	3	2	3	10	-
IMPLANON (2)	27					—	—	—	12	12	N/M
MARVELON (2)	35					—	—	—	18	18	N/M
NOXAFIL	25					10	13	16	19	58	141%
FORADIL	1					1	1	1	1	4	-

(1)	International Pharma net sales for the three months ended March 31, 2008 includes $671 million of sales of Organon, the human health segment of Organon BioSciences. International Pharma for both the fourth quarter and full year 2007 include $325 million of Organon sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL CONSUMER HEALTH CARE
NET SALES ANALYSIS
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	1st Qtr
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs
	$	$	$	$	$	$	$	$	$		$1st Qtr
Global Consumer Health Care:	377					345	394	273	254	1,266	9%
OTC:	209					177	182	162	161	682	18%
OTC Claritin	139					127	137	104	94	462	9%
Other OTC	70					50	45	58	67	220	41%
Foot Care	85					78	102	92	74	345	9%
Sun Care	83					90	110	19	19	239	(7%)
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.(1)	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.(1)	Year(1)
	$	$	$	$	$	$	$	$	$	$
Geographic net sales
U.S.	1,453					1,179	1,195	1,028	1,194	4,597
Europe and Canada	2,235					1,215	1,343	1,199	1,743	5,500
Latin America	482					311	327	324	398	1,359
Asia Pacific	487					270	313	261	389	1,234

Consolidated net sales	4,657					2,975	3,178	2,812	3,724	12,690

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$
Other expense/(income), net
Interest income	(22)					(82)	(86)	(117)	(112)	(395)
Interest expense	138					37	39	45	125	245
Acquisition-related (gains)/losses on currency-related and interest rate-related items (2)	—					(3)	35	(314)	(255)	(537)
Foreign exchange (gains)/losses	(4)					—	(3)	(4)	3	(3)
Other (income)/expense (3)	(17)					—	(1)	—	8	7

Total — Other expense/(income), net	95					(48)	(16)	(390)	(231)	(683)

(1)	First quarter 2008 includes $1.3 billion of Organon BioSciences (OBS) sales. Fourth quarter and full year 2007 include $626 million of OBS sales as of the closing date of the acquisition on November 19, 2007 through December 31, 2007.

(2)	Included in acquisition-related (gains)/losses in currency-related and interest rate-related items are gains from foreign currency options in the amount of $510 for the twelve months ended December 31, 2007.

(3)	Other (income)/expense for the first quarter of 2008 reflects a $17 million gain on sale of a manufacturing plant.
All figures rounded. Totals may not add due to rounding.

Alex Kelly	908-298-7450
Joseph Romanelli	908-298-7904

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)
To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), Schering-Plough is providing the following supplemental financial information to reflect “As Reconciled” amounts related to Net income available to common shareholders and diluted earnings per common share. “As Reconciled” amounts exclude the effects of purchase accounting adjustments, acquisition-related items and other specified items.
“As Reconciled” amounts related to Net income available to common shareholders and diluted earnings per common share are non-U.S. GAAP measures used by management in evaluating the performance of Schering-Plough’s overall business. The effects of purchase accounting adjustments, acquisition-related items and other specified items have been excluded from net income available to common shareholders and diluted earnings per common share as management of Schering-Plough does not consider these charges to be indicative of continuing operating results. Schering-Plough believes that these “As Reconciled” performance measures contribute to a more complete understanding by investors of the overall results of the company and enhances investor understanding of items that impact the comparability of results between fiscal periods. Net income available to common shareholders and diluted earnings per common share, as reported, are required to be presented under U.S. GAAP.

	Three months ended March 31, 2008
	(unaudited)
		Purchase		Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$4,657	$—	$—	$—	$4,657
Cost of sales	2,137	(688)	—	—	1,449
Selling, general and administrative	1,676	(1)	—	—	1,675
Research and development	880	(2)	—	—	878
Other expense, net	95	—	—	17	112
Special and acquisition-related charges	23	—	(23)	—	—
Equity income	(517)	—	—	—	(517)

Income before income taxes	363	691	23	(17)	1,060
Income tax expense/(benefit)	72	91	2	(5)	160

Net income	$291	$600	$21	$(12)	$900

Preferred stock dividends	38	—	—	—	38

Net income available to common shareholders	$253	$600	$21	$(12)	$862

Diluted earnings per common share	$0.15				$0.53

Average common shares outstanding-diluted	1,637				1,637

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)

	Three months ended March 31, 2007
	(unaudited)
		Purchase		Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$2,975	$—	$—	$—	$2,975
Cost of sales	937	—	—	—	937
Selling, general and administrative	1,213	—	—	—	1,213
Research and development	707	—	—	(96)	611
Other income, net	(48)	—	3	—	(45)
Special and acquisition-related charges	1	—	(1)	—	—
Equity income	(487)	—	—	—	(487)

Income before income taxes	652	—	(2)	96	746
Income tax expense	87	—	—	—	87

Net income	$565	$—	$(2)	$96	$659

Preferred stock dividends	22	—	—	—	22

Net income available to common shareholders	$543	$—	$(2)	$96	$637

Diluted earnings per common share	$0.36				$0.42

Average common shares outstanding-diluted	1,571				1,571

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amounts in millions)
“As Reconciled” amounts related to Net income available to common shareholders and diluted earnings per common share reflect the following adjustments:

	First Quarter
	(unaudited)
	2008	2007

Purchase accounting adjustments:
Amortization of intangibles in connection with the acquisition of Organon BioSciences (a)	$132	$—
Depreciation related to the fair value adjustment of fixed assets related to the acquisition of Organon BioSciences (b)	8	—
Charge related to the fair value adjustment to inventory related to the acquisition of Organon BioSciences (a)	551	—

Total purchase accounting adjustments, pre-tax	691	—
Income tax benefit	91	—

Total purchase accounting adjustments	$600	$—

Acquisition-related items:
Acquisition-related gains on currency-related items (d)	$—	$(3)
Integration-related activities (e)	23	1

Total acquisition-related items, pre-tax	23	(2)
Income tax benefit	2	—

Total acquisition-related items	$21	$(2)

Other specified items:
(Gain) on sale of manufacturing plant (d)	$(17)	$—
Upfront R&D payments (c)	—	96

Total other specified items, pre-tax	(17)	96
Income tax expense	(5)	—

Total other specified items	$(12)	$96

Total purchase accounting adjustments, acquisition-related items and other specified items	$609	$94

(a)	Included in cost of sales

(b)	Included in cost of sales, selling, general and administrative and research and development

(c)	Included in research and development

(d)	Included in other expense/(income), net

(e)	Included in special and acquisition-related charges